UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  April 1, 2004
                           ---------------------------
                                (Date of Report)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      333-45241               22-3542636
         --------                      ---------               ----------
(State or other jurisdiction          (Commission          (IRS Employer
         of incorporation)            File Number)          Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5.         OTHER EVENTS AND REGULATION FD DISCLOSURE

         The Registrant issued on April 1, 2004, a press release announcing that the Superior Court of New Jersey has ruled to enforce the settlement of a litigation between the Registrant and Dr. Atul Mehta, its former president and chief executive officer, initially instituted July 2003.

         A copy of Registrant's press release is attached as Exhibit 99.1.


Item 7.         FINANCIAL STATEMENTS AND EXHIBITS

         a) Not applicable.

         b) Not applicable.

         c) Exhibits

         99.1. Press Release, dated April 1, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: April 1, 2004

                                          ELITE PHARMACEUTICALS, INC.


                                          By:   /s/ BERNARD BERK
                                              ---------------------------------
                                              Name:  Bernard Berk
                                              Title:    Chief Executive Officer